Other Exhibit (a)
                              POWER OF ATTORNEY

     The undersigned hereby constitute and appoint Elizabeth A. Keeley, Marie
E. Connolly, Richard W. Ingram, John E. Pelletier and Michael S. Petrucelli, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of each Fund enumerated on Exhibit A hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Gordon Davis                        October 22, 1997
Gordon J. Davis


/s/ Joseph S. DiMartino                 October 22, 1997
Joseph S. DiMartino


/s/ David P. Feldman                    October 22, 1997
David P. Feldman


/s/ Lynn Martin                         October 22, 1997
Lynn Martin


/s/ Philip L. Toia                      October 22, 1997
Philip L. Toia


/s/ Sander Vanocur                      October 22, 1997
Sander Vanocur


/s/ Anne Wexler                         October 22, 1997
Anne Wexler


/s/ Rex Wilder                          October 22, 1997
Rex Wilder


                              POWER OF ATTORNEY

     The undersigned hereby constitute and appoint Elizabeth A. Keeley, Marie
E. Connolly, Richard W. Ingram, John E. Pelletier and Michael S. Petrucelli, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of each Fund enumerated on Exhibit A hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




/s/ Daniel Rose                    October 22, 1997
Daniel Rose